THE GLENMEDE FUND, INC.
Registration No. 811-5577
FORM N-SAR
      Annual Period
Ended October 31, 2014


SUB-ITEM 77I: Terms of new or amended
securities.

(b)	The response to sub-item 77I(b) with respect
to Mid Cap Equity Portfolio shares is
incorporated by reference herein to
Registrant's Post-Effective Amendment No.
65 filed with the Commission on September
30, 2014.





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